                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                               _________________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                OCTOBER 31, 1996
                                (Date of Report)
               Date of Earliest Event Reported: OCTOBER 29, 1996


                           BRADLEY REAL ESTATE, INC.
               (Exact name of registrant as specified in charter)


           MARYLAND                           1-10328                04-6034603
(State or other jurisdiction of      (Commission File Number)      (IRS Employer
         incorporation)                                        Identification Number)


           40 SKOKIE BOULEVARD, SUITE 600, NORTHBROOK, ILLINOIS 60062 (Address of principal executive offices, including Zip Code)


                                 (847) 272-9800
              (Registrant's telephone number, including area code)

Item 5 - Other Events
---------------------

     Following the close of trading on the New York Stock Exchange (the "NYSE") on October 29, 1996, Bradley Real Estate, Inc. (the "Company") entered into an Underwriting Agreement (the "Underwriting Agreement") with PaineWebber Incorporated (the "Underwriter") regarding the underwritten public offering (the "Offering") of 2,500,000 shares (the "Shares") of the Company's common stock, $.01 par value per share (the "Common Stock"). The Shares are being offered to the public at a price of $16.50 per share, the closing price of the Common Stock on the NYSE on October 29, 1996, with estimated net proceeds to the Company of $39 million after deducting the underwriting discount and other expenses. The Underwriting Agreement includes a 30-day option granted by the Company to the Underwriter to purchase up to 375,000 additional shares, on the same terms, solely to cover over-allotments.

     The Offering is being made pursuant to the Company's existing shelf Registration Statement (Securities and Exchange Commission File No. 33-87084), and the Company's Prospectus Supplement dated October 29, 1996 to the Prospectus dated October 29, 1996. For further information regarding the Offering, reference is made to the Underwriting Agreement and the Company's Prospectus Supplement and Prospectus, which are included as exhibits to this report and are incorporated by reference herein.


Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

(a)    Financial Statements of Business Acquired:       Not Applicable

(b)    Pro Forma Financial Information:                 Not Applicable

(c)    Exhibits:

       1.1 Underwriting Agreement dated October 29, 1996 by and between the Company and the Underwriter.

       99.1 Prospectus Supplement dated October 29, 1996 and
            Prospectus dated October 29, 1996 relating to the Offering (incorporated by reference to the Prospectus Supplement and Prospectus as filed by EDGAR transmission on October 30, 1996 pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended).

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


BRADLEY REAL ESTATE, INC.



Date: October 31, 1996                   By:   /s/ Thomas P. D'Arcy
                                            ----------------------------------
                                            Thomas P. D'Arcy
                                            President

                                 EXHIBIT INDEX
                                 -------------


Exhibit                                                                 Page
-------                                                                 ----

1.1  Underwriting Agreement dated October 29, 1996
     by and between the Company and the Underwriter.                     5

99.1 Prospectus Supplement dated October 29, 1996 and
     Prospectus dated October 29, 1996 relating to the Offering.         *


-------------------------

* Incorporated by reference to the Prospectus Supplement and Prospectus as filed by EDGAR transmission on October 30, 1996 pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.